UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------
                                    FORM 8-K

--------------------------------------------------------------------------------


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: SEPTEMBER 8, 2006
                        (DATE OF EARLIEST EVENT REPORTED)

--------------------------------------------------------------------------------

                            KIMCO REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------


                                    MARYLAND
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

     1-10899                                              13-2744380
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)

        3333 NEW HYDE PARK ROAD
        NEW HYDE PARK, NEW YORK                          11042-0020
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                  (516)869-9000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

________________________________ NOT APPLICABLE_________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

        On September 8, 2006, pursuant to Section 2.14 of the Agreement and Plan of Merger, dated as of July 9, 2006, by and among Kimco Realty Corporation ("KIMCO"), KRC Acquisition Inc., KRC CT Acquisition Limited Partnership, KRC PC Acquisition Limited Partnership, Pan Pacific Retail Properties, Inc. ("PAN PACIFIC"), CT Operating Partnership, L.P. and Western/Pinecreek, L.P., Kimco has elected to pay the $70 per share merger consideration with $60 in cash and $10 in newly issued Kimco common stock, payable to Pan Pacific stockholders in connection with Kimco's acquisition of Pan Pacific. Kimco may revoke its stock election at any time if the revocation would not delay the Pan Pacific stockholders' meeting by more than 10 business days.

         On September 8, 2006, Kimco and Pan Pacific issued a joint press release announcing the stock election. A copy of the joint press release is filed as Exhibit 99.1 hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

        The following are filed as Exhibits to this Report.

 EXHIBIT NO.                      EXHIBIT DESCRIPTION

99.1 Joint Press Release, dated September 8, 2006, announcing the stock election

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KIMCO REALTY CORPORATION
Date:  September 8, 2006               By:    /s/ Michael V. Pappagallo
                                          ------------------------------
                                          Name:   Michael V. Pappagallo
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                              EXHIBIT DESCRIPTION

99.1 Joint Press Release, dated September 8, 2006, announcing the stock election